                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 22, 1994



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Minnesota                     0-11652                  41-1263905
- --------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS employer
     of incorporation)                file number)          identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:      (612) 293-3400
                                                    --------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.     Description
               -----------     -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Bank National Association, as Trustee, dated as of December 1, 1994, relating to Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificates,
                               Series 1994-8


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GREEN TREE FINANCIAL CORPORATION



                                By:      /s/ John W. Brink
                                    ---------------------------------
                                John W. Brink
                                Executive Vice President, Treasurer and
                                Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit Number                                                        Page
- --------------                                                        ----

4.1            Pooling and Servicing Agreement between Green            5
               Tree Financial Corporation, as Seller and Servicer, and First Bank National Association, as Trustee, dated as of December 1, 1994, relating to Manufactured Housing Contract Senior/Subordinate
               Pass-Through Certificates, Series 1994-8